AMERICAN INDEPENDENCE FUNDS TRUST

SUPPLEMENT DATED AUGUST 31, 2012

TO THE

PROSPECTUS DATED FEBRUARY 29, 2012

(AS SUPPLEMENTED THROUGH JUNE 27, 2012)

NESTEGG TARGET DATE FUNDS

NESTEGG FUND (TICKER SYMBOLS: NECSX, NECPX)	NESTEGG 2030 FUND (TICKER SYMBOLS: NETHX, NEHPX)
NESTEGG 2020 FUND (TICKER SYMBOLS: NETWX, NETPX)	NESTEGG 2040 FUND (TICKER SYMBOLS: NEFYX, NEFPX, NEJVX)
NESTEGG 2050 FUND (TICKER SYMBOLS: NEFTX, NEFAX)

(the “Funds”)

Effective September 1, 2012, Robert Campbell will serve as the Portfolio Manager of the fixed income strategy of the NestEgg Target Date Funds, replacing Kirk Barneby and Glenn Dorsey. To reflect this change, the Prospectus is updated as follows:

1.  Under each Fund’s “FUND SUMMARY” in the sub-section entitled “Portfolio Management,” the table regarding the Investment Adviser’s portfolio managers responsible for the day to day management of the Funds shall be replaced with the following:

Manager Name	Primary Title	Adviser	Managed the Fund Since
Robert Campbell	Portfolio Manager (Fixed Income)	AIFS	2012
Richard “Rick” Baird	Portfolio Manager (Value Equity)	AIFS	2012

2. Under “Fund Management” in the section “MORE ABOUT THE FUNDS” the following replaces in its entirety the information for “Portfolio Managers” under “The Investment Adviser”:

Portfolio Managers

The Funds’ portfolio managers are responsible for the day-to-day management of the Funds.  The Funds are co-managed by, Mr. T. Kirkham Barneby, Mr. Glenn Dorsey and Mr. Richard Baird. Mr. Barneby and Mr. Dorsey manage the fixed income allocation of each Fund’s portfolio and they also oversee the sub-advisers. Mr. Baird is responsible for the day-to-day management of the Funds with respect to the value equity allocation of each Fund’s portfolio. The biographical information for each portfolio manager is set forth below.

Robert A. Campbell, CFA, Senior Managing Director and Portfolio Manager, joined AIFS in March, 2006. He is also responsible for the day to day operations of the Kansas Tax-Exempt Bond Fund and the Absolute Return Bull Bear Bond Fund. Prior to joining AIFS, Mr. Campbell was a senior portfolio manager with Galliard Capital Management, Inc. (the previous sub-adviser to the Kansas Tax-Exempt Bond Fund) since November 2000, where he was the portfolio manager of the Kansas Tax-Exempt Bond Fund. Prior to his employment with Galliard, Mr. Campbell served as a municipal/fixed income portfolio manager with First Commerce Investors (1997-2000), U.S. Bank/First Bank (1996-1997) and Firstier Bank (1995-1996). While at First Commerce Investors, Mr. Campbell managed two (2) fixed income mutual funds. One was a state specific municipal bond fund and the other was an intermediate taxable bond fund.

Richard “Rick” Baird,  Portfolio Manager, joined AIFS in June 2012. Mr. Baird also manages fixed income and value equity strategies at Yellowstone Partners, which he joined in January 2010. Mr. Baird founded Wind River Advisors LLC in March 2008, an investment firm acquired by Yellowstone Partners in 2009. Mr. Baird’s background includes Senior Vice President of Zions Bank and Chief Investment Officer of the investment division of Western National Trust Company, the 6-state Zions’ subsidiary. He was Vice President at Seafirst Bank in Seattle where he chaired the Equity Strategy Committee and Vice President at First Security Investment Management where he managed foundations and the firm’s municipal bond funds. Mr. Baird is a Chartered Financial Analyst and member of the Institute of Chartered Financial Analysts. He has managed municipal bonds and equities for high net-worth clients and mutual funds for over 25 years.

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AMERICAN INDEPENDENCE FUNDS TRUST

SUPPLEMENT DATED AUGUST 31, 2012

TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 29, 2012

AS SUPPLEMENTED THROUGH JUNE 27, 2012

NESTEGG TARGET DATE FUNDS

NESTEGG FUND (TICKER SYMBOLS: NECSX, NECPX)	NESTEGG 2030 FUND (TICKER SYMBOLS: NETHX, NEHPX)
NESTEGG 2020 FUND (TICKER SYMBOLS: NETWX, NETPX)	NESTEGG 2040 FUND (TICKER SYMBOLS: NEFYX, NEFPX, NEJVX)
NESTEGG 2050 FUND (TICKER SYMBOLS: NEFTX, NEFAX)

(the “Funds”)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND SAI.

Effective September 1, 2012, Robert Campbell will replace Kirk Barneby and Glenn Dorsey as the Portfolio Manager of the fixed income strategy for the Funds. The Statement of Additional Information is hereby amended and supplemented, effective September 1, 2012, to reflect the following changes:

Under the section entitled “PORTFOLIO MANAGER INFORMATION”, the following sub-sections are updated as noted:

a)      Under “Portfolio Managers”, the biographical information for Messrs. Barneby and Dorsey located directly under the sub-section titled “Fixed Income Team (American Independence Financial Services, LLC)” shall be removed and replaced with the following biographical information on Mr. Campbell:

Robert A. Campbell, CFA, Senior Managing Director and Portfolio Manager, joined AIFS in March, 2006. He is also responsible for the day to day operations of the Kansas Tax-Exempt Bond Fund and the Absolute Return Bull Bear Bond Fund. Prior to joining AIFS, Mr. Campbell was a senior portfolio manager with Galliard Capital Management, Inc. (the previous sub-adviser to the Kansas Tax-Exempt Bond Fund) since November 2000, where he was the portfolio manager of the Kansas Tax-Exempt Bond Fund. Prior to his employment with Galliard, Mr. Campbell served as a municipal/fixed income portfolio manager with First Commerce Investors (1997-2000), U.S. Bank/First Bank (1996-1997) and Firstier Bank (1995-1996). While at First Commerce Investors, Mr. Campbell managed two (2) fixed income mutual funds. One was a state specific municipal bond fund and the other was an intermediate taxable bond fund.

b)      The sub-section entitled “Beneficial Ownership by Portfolio Manager” is replaced in its entirety with the following:

Beneficial Ownership by Portfolio Manager.  As of the July 31, 2012, the portfolio managers responsible for the day to day management of the Funds owned the following shares of the Funds and of shares in total for the Trust.

Name of Portfolio Manager	Dollar Range of Equity Securities in the NestEgg Funds	Aggregate Dollar Range of Equity Securities in All of the Fund Family

Robert Campbell	$10,001 - $50,000	$50,001 - $100,000
Rick Baird	$0	$0
Dixon Morgan	$0	$0
Robert Natale	$0	$0

c)      Under “Account Management Disclosures”, in the table regarding the portfolio managers and the other accounts and assets managed by them shall be updated to eliminate Kirk Barneby and Glenn Dorsey and include the following information for Mr. Campbell:

As of 07/31/2012	’40 Act Mutual Fund Vehicles*		Commingled Trust Fund Vehicles		Other Separate Account Vehicles
Portfolio Manager	No. of Accts.	Total Assets	No. of Accts.	Total Assets	No. of Accts.	Total Assets
Robert Campbell	7	$473,259,308	0	$0	0	$0

*The number of accounts and total assets include accounts managed by a team. The number of accounts and total assets also include the Funds and another account for which Mr. Campbell began managing effective September 1, 2012.

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